                     EX-99.5
                     FORM U5S EX. F.(1) - SUPPORTING SCHEDULES, ITEM 1


                                                                   EXHIBIT F.(1)

                       ITEM 1 - SCHEDULE OF INVESTMENTS
                       --------------------------------
                             At December 31, 1996
                            (Thousands of Dollars)

                                                                                   Principal
 Name of Issuer                          Title of Issue                             Amount
--------------------------------------------------------------------------------------------
Service Company   Non-negotiable notes:
                       9.5% - maturing serially November 30, 1997 to 2011. . . .   $  3,597
                      8.90% - maturing May 31, 1999. . . . . . . . . . . . . . .      5,000
                      6.20% - maturing September 30, 1998. . . . . . . . . . . .      5,000
                      6.10% - maturing July 31, 2003 . . . . . . . . . . . . . .        795
                                                                                   --------
                      Total unsecured debt . . . . . . . . . . . . . . . . . . .   $ 14,392
                                                                                   ========

CNG Transmission  Non-negotiable notes:
                       9.5% - maturing serially November 30, 1997 to 2011. . . .   $ 31,149
                      7.40% - maturing serially November 30, 2000 to 2015. . . .     75,000
                      8.95% - maturing serially September 30, 2004 to 2014 . . .     35,000
                      6.20% - maturing September 30, 1998. . . . . . . . . . . .    100,800
                      6.10% - maturing July 31, 2003 . . . . . . . . . . . . . .     59,541
                      6.80% - maturing November 30, 2013 . . . . . . . . . . . .     57,793
                      8.75% - maturing December 31, 2014 . . . . . . . . . . . .     27,000
                                                                                   --------
                      Total unsecured debt . . . . . . . . . . . . . . . . . . .   $386,283
                                                                                   ========

East Ohio Gas     Non-negotiable notes:
                       9.5% - maturing serially November 30, 1997 to 2011. . . .   $  7,669
                      8.90% - maturing May 31, 1999. . . . . . . . . . . . . . .     15,000
                      7.40% - maturing serially November 30, 2000 to 2015. . . .     30,000
                      8.95% - maturing serially September 30, 2009 to 2019 . . .     20,000
                      6.20% - maturing September 30, 1998. . . . . . . . . . . .     78,900
                      6.10% - maturing July 31, 2003 . . . . . . . . . . . . . .     28,596
                      6.80% - maturing November 30, 2013 . . . . . . . . . . . .     29,045
                                                                                   --------
                      Total unsecured debt . . . . . . . . . . . . . . . . . . .   $209,210
                                                                                   ========

                       ITEM 1 - SCHEDULE OF INVESTMENTS
                       --------------------------------
                             At December 31, 1996
                            (Thousands of Dollars)

                                                                                   Principal
 Name of Issuer                          Title of Issue                             Amount
--------------------------------------------------------------------------------------------
Peoples Natural
 Gas              Non-negotiable notes:
                       9.5% - maturing serially November 30, 1997 to 2011. . . .   $  7,670
                       9.5% - maturing January 31, 1997. . . . . . . . . . . . .     10,000
                      8.90% - maturing May 31, 1999. . . . . . . . . . . . . . .     10,000
                      7.40% - maturing November 30, 2015 . . . . . . . . . . . .      3,750
                      8.95% - maturing serially September 30, 2009 to 2019 . . .     14,000
                      7.40% - maturing serially November 30, 2000 to 2015. . . .     11,250
                      6.20% - maturing September 30, 1998. . . . . . . . . . . .     10,000
                      6.80% - maturing November 30, 2013 . . . . . . . . . . . .     37,430
                      6.10% - maturing July 31, 2003 . . . . . . . . . . . . . .     26,039
                      6.85% - maturing September 30, 2026. . . . . . . . . . . .     25,000
                                                                                   --------
                      Total unsecured debt . . . . . . . . . . . . . . . . . . .   $155,139
                                                                                   ========

Virginia Natural
  Gas             Non-negotiable notes:
                      8.90% - maturing May 31, 1999. . . . . . . . . . . . . . .   $ 33,318
                      6.20% - maturing September 30, 1998. . . . . . . . . . . .     40,100
                      6.85% - maturing September 30, 2026. . . . . . . . . . . .     24,000
                                                                                   --------
                      Total unsecured debt . . . . . . . . . . . . . . . . . . .   $ 97,418
                                                                                   ========

                       ITEM 1 - SCHEDULE OF INVESTMENTS
                       --------------------------------
                             At December 31, 1996
                            (Thousands of Dollars)

                                                                                   Principal
 Name of Issuer                          Title of Issue                             Amount
--------------------------------------------------------------------------------------------
Hope Gas          Non-negotiable notes:
                       9.5% - maturing serially November 30, 1997 to 2011. . . .   $ 3,359
                      7.40% - maturing serially November 30, 2000 to 2015. . . .     5,000
                      8.95% - maturing serially September 30, 2009 to 2019 . . .     3,000
                      6.20% - maturing September 30, 1998. . . . . . . . . . . .     8,400
                      6.10% - maturing July 31, 2003 . . . . . . . . . . . . . .     6,420
                      6.80% - maturing November 30, 2013 . . . . . . . . . . . .    12,097
                      6.85% - maturing September 30, 2026. . . . . . . . . . . .     1,000
                                                                                   -------
                      Total unsecured debt . . . . . . . . . . . . . . . . . . .   $39,276
                                                                                   =======

West Ohio Gas     Non-negotiable notes:
                       9.5% - maturing serially November 30, 1997 to 2011. . . .   $ 2,684
                      7.40% - maturing serially November 30, 2000 to 2015. . . .     5,000
                      6.10% - maturing July 31, 2003 . . . . . . . . . . . . . .     1,625
                      6.80% - maturing November 30, 2013 . . . . . . . . . . . .       901
                      8.75% - maturing December 31, 2014 . . . . . . . . . . . .     2,250
                                                                                   -------
                      Total unsecured debt . . . . . . . . . . . . . . . . . . .   $12,460
                                                                                   =======

                       ITEM 1 - SCHEDULE OF INVESTMENTS
                       --------------------------------
                             At December 31, 1996
                            (Thousands of Dollars)



                                                                                   Principal
 Name of Issuer                          Title of Issue                             Amount
--------------------------------------------------------------------------------------------
CNG Producing     Non-negotiable notes:
                       9.5% - maturing January 31, 1997. . . . . . . . . . . . .   $ 90,000
                      8.90% - maturing May 31, 1999. . . . . . . . . . . . . . .     35,000
                      8.95% - maturing serially September 30, 1999 to 2009 . . .     49,000
                      6.10% - maturing July 31, 2003 . . . . . . . . . . . . . .     71,075
                      6.80% - maturing November 30, 2013 . . . . . . . . . . . .      8,500
                      6.85% - maturing September 30, 2026. . . . . . . . . . . .    100,000
                                                                                   --------
                      Total unsecured debt . . . . . . . . . . . . . . . . . . .   $353,575
                                                                                   ========

CNG Power             Non-negotiable notes:
                       9.5% - maturing serially November 30, 1997 to 2011. . . .   $    497
                      8.95% - maturing serially September 30, 2009 to 2019 . . .      4,000
                      7.40% - maturing serially November 30, 2000 to 2015. . . .      2,160
                      8.75% - maturing serially November 30, 1997 to 2014. . . .      6,426
                                                                                   --------
                      Total unsecured debt . . . . . . . . . . . . . . . . . . .   $ 13,083
                                                                                   ========

CNG Storage           Non-negotiable note:
                      6.20% - maturing September 30, 1998. . . . . . . . . . . .   $  7,350
                                                                                   ========
